UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	February 23, 2005

Diversified Corporate Resources, Inc.
(Exact name of Registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-71773 (Commission File Number)	65-0840565 (I.R.S. Employer Identification No.)
900 53rd Avenue East, Bradenton, Florida 34203 (Address of principal executive offices)
(941) 753-2265 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e.4(c))
Item 2.02	Results of Operations and Financial Condition
and
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Company issued a press release entitled "Horizon Bancorporation Announces Preliminary Results for 2004 and Appointment of a new CFO." A copy of the press release is attached as Exhibit 99.1.

Item 9. Financial Statements and Exhibits.
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Horizon Bancorporation, Inc. Registrant
Date: February 24, 2005	By:	/S/ Charles S. Conoley Charles S. Conoley President and Chief Executive Officer (Principal Executive Officer)